   As filed with the Securities and Exchange Commission on August 7, 1997
                                                      Registration No. 333-32991

================================================================================


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               --------------
                       POST EFFECTIVE AMENDMENT NO. 1
                                     TO
                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933
                               --------------
                        RATIONAL SOFTWARE CORPORATION
             (Exact name of issuer as specified in its charter)

                Delaware                               54-1217099
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
       incorporation or organization)

                          2800 SAN TOMAS EXPRESSWAY
                         SANTA CLARA, CA  95051-0951
                  (Address of principal executive offices)
                               --------------
                         PURE ATRIA 1995 STOCK PLAN
          PURE SOFTWARE, INC. 1992 STOCK OPTION/STOCK ISSUANCE PLAN
                    ATRIA SOFTWARE, INC. 1994 STOCK PLAN
      ATRIA SOFTWARE, INC. 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                 ATRIA SOFTWARE, INC. 1990 STOCK OPTION PLAN
             INTEGRITY QA SOFTWARE, INC. 1995 STOCK OPTION PLAN
                   PERFORMIX, INC. 1991 STOCK OPTION PLAN
                       QUALTRAK 1994 STOCK OPTION PLAN

                          (Full title of the plans)
                               --------------
                                PAUL D. LEVY
                           CHIEF EXECUTIVE OFFICER
                        RATIONAL SOFTWARE CORPORATION
                          2800 SAN TOMAS EXPRESSWAY
                         SANTA CLARA, CA  95051-0951
                               (408) 496-3600
          (Name, address and telephone number of agent for service)
                               --------------
                                  Copy to:
                          Gail Clayton Husick, Esq.
                           Daniel P. Dillon, Esq.
                   Wilson Sonsini Goodrich & Rosati, P.C.
                             650 Page Mill Road
                         Palo Alto, California 94304
                               --------------

===============================================================================


                                                  CALCULATION OF REGISTRATION FEE
====================================================================================================================================

                                                          Proposed Maximum     Proposed Maximum
                                          Amount to be     Offering Price          Aggregate          Amount of
Title of Securities to be Registered       Registered       Per Share(1)       Offering Price(1)   Registration Fee
------------------------------------------------------------------------------------------------------------------------------------


Common Stock:

Pure Atria 1995 Stock Plan                 5,361,589            $44.72        $128,184,870         $38,843.90

Pure Software, Inc. 1992 Stock               785,981            $12.22        $  1,281,935         $   388.47
Option/Stock Issuance Plan

Atria Software, Inc. 1994 Stock Plan       1,432,236            $39.23        $ 30,370,564         $ 9,203.20

Atria Software, Inc. 1994 Non-Employee        45,317            $28.14        $    382,099         $   115.79
Director Stock Option Plan

Atria Software, Inc. 1990 Stock Option       263,627            $ 3.06        $    146,313         $    44.34
Plan

Integrity QA Software, Inc. 1995 Stock        83,509            $ 0.43        $     35,909         $    10.88
Option Plan

Performix, Inc. 1991 Stock Option Plan        16,190            $ 5.52        $     53,751         $    16.28

QualTrak 1994 Stock Option Plan                  252            $ 0.99        $        249         $      .08

                                          ----------            ------        ------------         ----------
Total                                      7,988,701                          $160,455,690         $48,622.94(2)
================================================================================================================================
(1) Estimated in accordance with Rule 457(h) solely for the purpose of computing the amount of the registration fee based on the prices of the Company's Common Stock as reported on the Nasdaq National Market on July 28, 1997.
(2) Decreased from $49,236.81, as filed on form S-8 with the Securities and Exchange Commission on August 6, 1997.

                         RATIONAL SOFTWARE CORPORATION
                      REGISTRATION STATEMENT ON FORM S-8

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

         There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

            (a) The Registrant's Annual Report on Form 10-K for the year ended March 31, 1997 as filed with the Commission.

            (b) The Registrant's Current Reports on Form 8-K dated April 7, 1997 and July 15, 1997, and Current Reports on Form 8-K/A filed on May 12, 1997 and June 16, 1997, filed with the Commission.

            (c) The description of the Registrant's Common Stock contained in the Registration Statement on Form S-4 (File No. 333-29799) filed by the Registrant with the Commission on June 25, 1997, and any amendment or report filed hereafter for the purpose of updating such description.

         Item 1 of Registrant's Form 8-A dated May 25, 1984 as amended on Form 8-A/A dated May 25, 1995, filed with the Commission.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the filing of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities.
         -------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
         --------------------------------------

         Not applicable.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. The Registrant's Certificate of Incorporation, as amended, and Bylaws provide for indemnification of its officers, directors, employees and other agents to the maximum extent permitted by the Delaware Law. In addition, the Registrant has entered into Indemnification Agreements with its officers and directors, the form of which is attached hereto as Exhibit 10.1.

Item 7.  Exemption from Registration Claims.
         ----------------------------------
         Not applicable.

Item 8.    Exhibits
           --------

Exhibit
Number     Description
-------    -----------
4.1        Pure Atria 1995 Stock Plan is incorporated herein by reference to the
           Registration Statement on Form S-8, File No. 333-21017

4.2 Pure Software, Inc. 1992 Stock Option/Stock Issuance Plan is incorporated herein by reference to the Registration Statement on Form S-1, File No. 33-93254

4.3        Atria Software, Inc. 1994 Stock Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 333-
           10789

4.4 Atria Software, Inc. 1994 Non-Employee Director Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 333-10789

4.5        Atria Software, Inc. 1990 Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 333-
           10789

4.6 Integrity QA Software, Inc. 1995 Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File
           No. 333-21017

4.7        Performix, Inc. 1991 Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 33-
           80067

4.8 QualTrak 1994 Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 33-97236

5.1 Opinion of Wilson Sonsini Goodrich & Rosati, P.C. with respect to the securities being registered

10.1 Form of Indemnification Agreement is incorporated herein by reference to Exhibit 10.01 filed with the Company's Registration Statement on Form S-4 (Registration No. 333-19669), filed with the Commission on
           January 13, 1997, as amended on January 17, 1997.

23.1       Consent of Ernst & Young LLP, Independent Auditors

23.2       Consent of Counsel (contained in Exhibit 5.1)

24.1       Power of Attorney (see page II-4)

Item 9.  Undertakings
         ------------

         (a) Rule 415 Offering. The undersigned registrant hereby undertakes:
             -----------------

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                 (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

      provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply
      --------  -------
if the registration statement is on Form S-3 ((S)239.13 of this chapter) or Form S-8 ((S)239.16(b) of this chapter), and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be an initial bona fide offering thereof.

       (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Delaware General Corporations Law, the Certificate of Incorporation of the Registrant, the Bylaws of the Registrant, Indemnification Agreements entered into between the Registrant and its officers and directors, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on August 6, 1997.

                                          RATIONAL SOFTWARE CORPORATION

                                          By: /s/ Robert T. Bond
                                             ----------------------------------
                                          Robert T. Bond
                                          Senior Vice President, Chief Operating
                                          Officer, Chief Financial Officer and
                                          Secretary

                               POWER OF ATTORNEY

   KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul D. Levy and Robert T. Bond and each of them, jointly and severally, his attorneys-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that each said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Date: August 6, 1997    /s/ Michael T. Devlin
                        -------------------------------------------------------
                        Michael T. Devlin, President and Director

Date: August 6, 1997    /s/ Paul D. Levy
                        -------------------------------------------------------
                        Paul D. Levy, Chairman of the Board and Chief Executive
                        Officer

Date: August 6, 1997    /s/ Robert T. Bond
                        -------------------------------------------------------
                        Robert T. Bond, Senior Vice President, Chief Operating
                        Officer, Chief Financial Officer and Secretary

Date: August 6, 1997    /s/ James S. Campbell
                        -------------------------------------------------------
                        James S. Campbell, Director

Date: August 6, 1997    /s/ Daniel H. Case III
                        -------------------------------------------------------
                        Daniel H. Case III, Director

Date: August 6, 1997    /s/ Leslie G. Denend
                        -------------------------------------------------------
                        Leslie G. Denend, Director

Date: August 6, 1997    /s/ John E. Montague
                        -------------------------------------------------------
                        John E. Montague, Director

Date: August 6, 1997    /s/ Allison R. Schleicher
                        -------------------------------------------------------
                        Allison R. Schleicher, Director

Date: August 6, 1997    /s/ Timothy A. Brennan
                        -------------------------------------------------------
                        Timothy A. Brennan, Vice President, Finance and
                        Administration (Principal Accounting Officer)

                                 EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------
4.1        Pure Atria 1995 Stock Plan is incorporated herein by reference to the
           Registration Statement on Form S-8, File No. 333-21017

4.2 Pure Software, Inc. 1992 Stock Option/Stock Issuance Plan is incorporated herein by reference to the Registration Statement on Form S-1, File No. 33-93254

4.3        Atria Software, Inc. 1994 Stock Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 333-
           10789

4.4 Atria Software, Inc. 1994 Non-Employee Director Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 333-10789

4.5        Atria Software, Inc. 1990 Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 333-
           10789

4.6 Integrity QA Software, Inc. 1995 Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File
           No. 333-21017

4.7        Performix, Inc. 1991 Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 33-
           80067

4.8 QualTrak 1994 Stock Option Plan is incorporated herein by reference to the Registration Statement on Form S-8, File No. 33-97236

5.1 Opinion of Wilson Sonsini Goodrich & Rosati, P.C. with respect to the securities being registered

10.1 Form of Indemnification Agreement is incorporated herein by reference to Exhibit 10.01 filed with the Company's Registration Statement on Form S-4 (Registration No. 333-19669), filed with the Commission on
           January 13, 1997, as amended on January 17, 1997.

23.1       Consent of Ernst & Young LLP, Independent Auditors

23.2       Consent of Counsel (contained in Exhibit 5.1)

24.1       Power of Attorney (see page II-4)